UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No.2)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
     Date of report (Date of earliest event reported):            February 23, 2006
PROLINK HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-25007	65-0656268

(Commission File Number)	(IRS Employer Identification No.)

410 South Benson Lane, Chandler, AZ	85224

(Address of Principal Executive Offices)	(Zip Code)
(480) 961-8800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The sole purpose of this amendment is to clarify and restate certain language that was contained in Item 4.01 in accordance with comments received by the Securities and Exchange Commission with respect to such language.
Item 4.01 Change in Registrants Certifying Accountant
     (a) On February 27, 2006, the Board of Directors of the Registrant dismissed Most & Company, LLP as its independent auditors. On February 27, 2006, the Board appointed Hein & Associates LLP to serve as the Registrants independent auditors. Except for the audit report dated March 12, 2004 for the financial statements for the fiscal year ended December 31, 2003 which contained disclosures regarding the Company's ability to continue as a going concern, the reports of Most & Company, LLP on the Registrant's financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. From the time Most & Company, LLP was engaged as the Registrants independent auditors and during any subsequent interim period preceding the dismissal, there were no disagreements with Most & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Most & Company, LLP's satisfaction, would have caused Most & Company, LLP to make reference to the subject matter in connection with its report on the Registrants financial statements during such periods; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
     The Registrant has provided Most & Company, LLP with a copy of the foregoing disclosures. Most & Company, LLP has not yet furnished the Registrant with a letter addressed to the SEC stating its agreement with the disclosures above and such letter will be filed by amendment once it is received.

     During the two prior fiscal years ended December 31, 2005 and the subsequent period that began on January 1, 2006 and ended on February 27, 2006, Hein & Associates LLP was not engaged as the Registrant’s principal accountants to audit its financial statements nor were they consulted regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K, however, Hein & Associates LLP were the principal accountants to ProLink Solutions, LLC prior to the acquisition of ProLink Solutions, LLC by the Registrant which was consummated on December 23, 2005.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
The financial information required by this Item will be filed by an amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 9.01(a)(4) of this Form.
(b)	Pro Forma Financial Information.
The financial information required by this Item will be filed by an amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 9.01(a)(4) of this Form.
(c)	Exhibits.

The following exhibit is furnished with this report:

Exhibit No.	Description

10.1	Purchase and Sale Agreement between Signal Systems Associates LLC (“SSA”), the entities described in Exhibit A attached thereto and ProLink Solutions, LLC (previously filed).

10.2	Commercial Promissory Note, dated February 23, 2006, by ProLink Solutions, LLC issued to David S. Band and Stanley B. Kane, as co- trustees of the Putters Loan Trust (previously filed).

10.3	Security Agreement, dated as of February 23, 2006, by ProLink Solutions, LLC issued to David S. Band and Stanley B. Kane, as co- trustees of the Putters Loan Trust (previously filed).

16.1	Letter of Most & Company, LLP regarding the change in certifying accountant.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2006	PROLINK HOLDINGS CORP.

	By:	/s/ Lawrence D. Bain
	Name:	Lawrence D. Bain
	Title:	President and Chief Executive Officer
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